SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                  AMENDMENT TO
                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 13, 1997


                               VIDEO UPDATE, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-24346                                          41-1461110
(Commission File Number)                    (I.R.S. Employer Identification No.)


3100 World Trade Center, 30 East Seventh Street, St. Paul, Minnesota    55101
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                     (Zip Code)


                                 (612) 222-0006
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


                                 AMENDMENT NO. 1

     The undersigned registrant (the "Company") hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K filed on April 7, 1997 as set forth in the pages attached hereto.

     (List all such items, financial statements, exhibits or other portions amended)

     1. Item 7, page 1 - Amended to include the Financial Statements of Hill and Cassidy Retail Corp. and the Company's pro forma financial information.







                                TABLE OF CONTENTS

                                   FORM 8-K/A

                                  June 13, 1997


Item                                                                      Page
----                                                                      ----

ITEM 7.             FINANCIAL STATEMENTS AND EXHIBITS                       1

SIGNATURE                                                                   2

EXHIBITS                                                                  None







ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

       a.         Financial statements of businesses acquired.

                  Attached are the audited financial statements for Hill and Cassidy Retail Corp. for the year ended November 30, 1996.

       b.         Pro forma financial information.

                  Attached is the pro forma financial information for the Company for the year ended April 30, 1996 and for the nine months ended January 31, 1997.

       c.         Exhibits

                  The following exhibits were previously filed with the Form 8-K filed on April 7, 1997.


                  Exhibit
                    No.                           Title
                    ---                           -----

                     2 Purchase Agreement by and among Video Update Canada Inc., Hill and Cassidy Retail Corp., Byron Hill, Patricia Hill and Mel Cassidy, dated as of April 1, 1997.

                    99           Press Release.







       Matters discussed in this report and the attachments hereto contain forward-looking statements that involve risks and uncertainties. The Company's results may differ significantly from the results indicated by such forward-looking statements. Although the Company endeavors to integrate and assimilate the operations of acquired stores in an effective and timely manner, no assurance can be given that the Company will be successful in such integration attempts or that the Company will be able to hire, train, retrain and assimilate selected individuals employed at acquired stores. Further, no assurance can be given that the Company will successfully integrate the acquisition referred to herein or any other future acquired businesses into the Company's purchasing, marketing and management information systems. These and similar acquisition related risks are detailed from time to time in the Company's SEC reports, including Form 10-KSB, Form S-3 and Form 10-QSB for the quarter ended January 31, 1997.





                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     VIDEO UPDATE, INC.


                                                     By:/s/  Daniel A. Potter
                                                        -----------------------
                                                        Daniel A. Potter
                                                        Chief Executive Officer


Date:    June 13, 1997










                          HILL AND CASSIDY RETAIL CORP.
                          -----------------------------

                              FINANCIAL STATEMENTS
                              --------------------

                                November 30, 1996
                                -----------------




                          INDEX TO FINANCIAL STATEMENTS
                          -----------------------------


Auditors' Report

Exhibit A   Balance Sheet

Exhibit B   Statement of Retained Earnings

Exhibit C   Statement of Income

Exhibit D   Statement of Changes in Financial Position

Notes to Financial Statements






                                AUDITORS' REPORT


To the Shareholders of Hill And Cassidy Retail Corp.:

We have audited the balance sheet of Hill And Cassidy Retail Corp. as at November 30, 1996 and the statements of income, retained earnings and changes in financial position for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly in all material respects, the financial position of the company as at November 30, 1996 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles. As required by the Company Act for British Columbia, we report that, in our opinion, these principles have been applied on a basis consistent with that of the preceding year.


                                                        /S/ TENISCI PIVA
Kamloops, B.C.                                          --------------------
February 28, 1997                                       TENISCI PIVA







                                                                       Exhibit A

                          HILL AND CASSIDY RETAIL CORP.
                          -----------------------------

                                  BALANCE SHEET
                                  -------------

                                November 30, 1996
                                -----------------

                                     ASSETS
                                     ------

                                                       1996              1995
                                                   ----------        ----------
CURRENT
     Cash                                          $  281,119        $  298,225
     Accounts receivable                               42,785           187,241
     Prepaid expenses and deposits                     29,939            25,053
     Inventory (Note 1)                               995,527           633,524
     Rental Inventory (Note 2)                        892,926           651,179
                                                   ----------        ----------
                                                    2,242,296         1,795,222
                                                   ----------        ----------

DUE FROM AFFILIATED COMPANIES (Note 3)                519,894           266,500
                                                   ----------        ----------

LONG-TERM INVESTMENTS (Note 4)                         79,574               644
                                                   ----------        ----------

LONG-TERM RENTAL INVENTORY (Note 2)                 2,349,265         1,584,677
                                                   ----------        ----------

CAPITAL (Note 5)                                    1,431,007           954,736
                                                   ----------        ----------

GOODWILL (Note 6)                                     842,261           889,481
                                                   ----------        ----------

                                                   $7,464,297        $5,491,260
                                                   ==========        ==========

                                   LIABILITIES
                                   -----------

CURRENT
     Bank indebtedness (Note 7)                    $  140,000        $     -
     Accounts payable and accrued liabilities       2,238,340         1,361,629
     Deferred revenue                                  59,351            46,504
     Management salaries payable                         -              888,703
     Income taxes payable                               9,568             8,711
                                                   ----------        ----------
                                                    2,447,259         2,305,547
DUE TO AFFILIATED COMPANY (Note 8)                     17,626            22,376
DUE TO SHAREHOLDERS (Note 9)                          404,091           232,810
DEFERRED INCOME TAXES                                 583,913           210,990
                                                   ----------        ----------
                                                    3,452,889         2,771,723
                                                   ----------        ----------

                              SHAREHOLDERS' EQUITY
                              --------------------

SHARE CAPITAL (Note 10)                                   200               200

RETAINED EARNINGS - Exhibit B                       4,011,208         2,719,337
                                                   ----------        ----------
                                                    4,011,408         2,719,537
                                                   ----------        ----------

                                                   $7,464,297        $5,491,260
                                                   ==========        ==========
COMMITMENTS (Note 11)

CONTINGENT LIABILITIES (Note 12)







                                                                       Exhibit B

                          HILL AND CASSIDY RETAIL CORP.
                          -----------------------------

                         STATEMENT OF RETAINED EARNINGS
                         ------------------------------

                      For the year ended November 30, 1996
                      ------------------------------------



                                                        1996            1995
                                                     ----------      ----------

Balance, beginning of year                           $2,719,337      $2,476,495

Net income for the year                               1,291,871         242,842
                                                     ----------      ----------

Balance, end of year                                 $4,011,208      $2,719,337
                                                     ==========      ==========










                                                                       Exhibit C
                          HILL AND CASSIDY RETAIL CORP.
                          ----------------------------

                               STATEMENT OF INCOME
                               -------------------

                      For the year ended November 30, 1996
                      ------------------------------------

                                                         1996           1995
                                                      ----------     ----------
REVENUE
     Rental                                          $10,373,557     $8,399,348
     Sales                                             2,121,338      1,924,810
     Other                                               181,144        207,060
     Gain on sale of rental inventory                    141,336        195,418
                                                      ----------     ----------
                                                      12,817,375     10,726,636
COST OF SALES                                          1,552,097      1,466,173
                                                      ----------     ----------

GROSS PROFIT                                          11,265,278      9,260,463
                                                      ----------     ----------

EXPENSES
     Occupancy                                         1,542,204      1,197,467
     Wages and benefits                                2,308,877      1,899,728
     General operating                                   629,441        546,020
     Depreciation - capital assets                       325,449        230,121
     Amortization - rental inventory                   3,357,130      2,450,058
                                                      ----------     ----------
                                                       8,163,101      6,323,394
                                                      ----------     ----------

DIRECT STORE INCOME                                    3,102,177      2,937,069
                                                      ----------     ----------

OTHER OPERATING EXPENSES
     Administration                                      838,784        838,549
     New store development and start up                  559,466        400,731
                                                      ----------     ----------
                                                       1,398,250      1,239,280
                                                      ----------     ----------

OPERATING INCOME                                       1,703,927      1,697,789
                                                      ----------     ----------

OTHER LOSS - (Schedule 1)                                (16,760)    (1,247,368)
                                                      ----------     ----------

INCOME BEFORE INCOME TAXES AND OTHER ITEM              1,687,167        450,421
                                                      ----------     ----------
INCOME TAXES
     Current                                              44,424         41,836
     Deferred                                            372,923        116,387
                                                      ----------     ----------
                                                         417,347        158,223
                                                      ----------     ----------

NET INCOME BEFORE OTHER ITEM                           1,269,820        292,198
OTHER ITEM
     Share in net income (loss) of equity affiliate       22,051        (49,356)
                                                      ----------     ----------

NET INCOME FOR THE YEAR                               $1,291,871     $  242,842
                                                      ==========     ==========









                                                                       Exhibit D

                          HILL AND CASSIDY RETAIL CORP.
                          ----------------------------

                   STATEMENT OF CHANGES IN FINANCIAL POSITION
                   ------------------------------------------

                      For the year ended November 30, 1996
                      ------------------------------------


                                                                   1996              1995
                                                                ----------        ----------
CASH PROVIDED (USED) BY:

OPERATING ACTIVITIES
     Net income for the year                                   $1,291,871        $  242,842
     Add (deduct) non-cash items
        Depreciation and amortization                           3,742,770         2,727,399
        Deferred income taxes                                     372,923           116,387
        Loss on sale of capital assets                                696            91,360
        Gain on sale of rental inventory                         (141,336)         (195,418)
        Gain on sale of long-term investment                         -              (24,974)
        Write-down of capital assets                                 -               17,188
        Write-down of franchise fees                                 -               30,337
        Write-down of amounts due to affiliated companies          81,500           189,466
        Share in net loss (income) of equity affiliate            (22,051)           49,356
                                                                ----------        ----------
                                                                5,326,373         3,243,943
     Changes in non-cash working capital items                   (220,721)          320,381
                                                                ----------        ----------
                                                                5,105,652         3,564,324
                                                                ----------        ----------

FINANCING ACTIVITIES
     Increase in amounts due to shareholders                      171,281            90,827
     Decrease in amounts due to affiliated companies               (4,750)          (72,889)
                                                                ----------        ----------
                                                                  166,531            17,938
                                                                ----------        ----------

INVESTING ACTIVITIES
     Proceeds on sale of long-term investment                        -               52,422
     Decrease (increase) in long-term investment                  (56,879)           49,980
     Purchase of rental inventory                              (4,760,580)       (3,388,672)
     Purchase of capital assets                                  (823,346)         (673,899)
     Proceeds on sale of capital assets                             7,959           145,620
     Proceeds on sale of rental inventory                         538,451           639,316
     Increase in amounts due from affiliated companies           (334,894)         (503,936)
                                                                ----------        ----------
                                                               (5,429,289)       (3,679,169)
                                                                ----------        ----------

NET DECREASE IN CASH                                             (157,106)          (96,907)

CASH, beginning of year                                           298,225           395,132
                                                                ----------        ----------

CASH, end of year                                              $  141,119        $  298,225
                                                                ==========        ==========

     Represented by:
        Cash                                                   $  281,119        $  298,225
        Bank indebtedness                                        (140,000)             -
                                                                ----------        ----------

                                                               $  141,119        $  298,225
                                                                ==========        ==========









                          HILL AND CASSIDY RETAIL CORP.
                          ----------------------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                                November 30, 1996
                                -----------------


General
-------

The company was incorporated under the laws of British Columbia and commenced operations on October 28, 1974. The company's principal business activity is video rentals and sales.

Accounting Policies
-------------------

      (a)      Inventories
               -----------

               Inventories are valued at the lower of cost and net realizable value.

      (b)      Rental Inventory
               ----------------

               Rental movies and games are amortized on a straight line basis over six months, net of residual value. The residual value for rental movies is $8 per unit and the residual value for rental games is $15 per unit. The residual value is classified as a long-term asset.

      (c)      Long-Term Investments
               ---------------------

               Investments in shares are recorded at cost, except when the decline in the value of the investments is deemed to be other than a temporary decline. In this case the investments are accounted for at market value.

               Investments in companies subject to significant influence are accounted for using the equity method.

      (d)      Capital  Assets, Depreciation and Amortization
               ----------------------------------------------

               Capital assets are recorded at cost and are depreciated over their estimated useful lives. Depreciation is calculated on the straight-line basis at the following annual rates:

                       Furniture, fixtures and equipment -         20%
                       Leasehold improvements -                    20%
                       Computer hardware and software -            33%

               In the year of acquisition, depreciation is calculated at one half the above rates.

      (e)      Goodwill
               --------

               Goodwill is amortized on a straight line basis over 20 years.

      (f)      Income Taxes
               ------------

               Income tax expense includes full provision for all taxes currently payable as well as for those which have been deferred to future years as a result of timing differences in the measurement of income for accounting and income tax purposes. The balance sheet provision for deferred income taxes reflects the cumulative effect of all such deferments.









                          HILL AND CASSIDY RETAIL CORP.
                          ----------------------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                                November 30, 1996
                                -----------------


1.    Inventory

                                                                                                         1996              1995
                                                                                                     ----------         ----------

      Video games and movies                                                                         $  786,144         $  414,371
      Merchandise                                                                                        66,441            102,961
      Confectionary                                                                                      67,750             36,471
      Supplies                                                                                           75,192             79,721
                                                                                                     ----------         ----------

                                                                                                     $  995,527         $  633,524
                                                                                                     ==========         ==========

2.    Rental Inventory
                                                                                      1996                                 1995
                                                                -----------------------------------------------         ----------
                                                                                   Accumulated          Net                Net
                                                                   Cost            Amortization      Book Value         Book Value

      Movies and videos                                         $6,744,609          $4,040,043       $2,704,566         $1,787,389
      Games                                                      1,212,957             675,332          537,625            448,467
                                                                ----------          ----------       ----------         ----------

                                                                $7,957,566          $4,715,375        3,242,191          2,235,856
                                                                ==========          ==========
      Less residual value                                                                             2,349,265          1,584,677
                                                                                                     ----------         ----------

                                                                                                     $  892,926         $  651,179
                                                                                                     ==========         ==========

3.    Due From Affiliated Companies

      Amounts owing from affiliated companies are non-interest bearing and unsecured with no specific terms of repayment. The company has indicated that they will not request repayment within the next fiscal year.

                                                                                                        1996               1995
                                                                                                     ----------         ----------

      Elk Valley Properties Ltd.                                                                     $  383,977         $  218,879
      469821 B.C. Ltd.                                                                                   79,158             47,621
      Castle Properties (A Partnership)                                                                  56,759               -
      469823 B.C. Ltd. (cost - $109,191)                                                                   -                  -
      Purple Food Winemaker Ltd. (cost - $161,775)                                                         -                  -
                                                                                                     ----------         ----------

                                                                                                     $  519,894         $  266,500
                                                                                                     ==========         ==========

      Amounts due from 469823 B.C. Ltd. and Purple Foot Winemaker Ltd. have been written down to net realizable value.

4.    Long-Term Investments
                                                                                                        1996               1995
                                                                                                     ----------         ----------

      TSC Shannock Corporation, at cost (market - $64,125)                                           $   63,379         $     -
      661127 Alberta Ltd., 50% interest, at equity                                                       16,195                664
                                                                                                     ----------         ----------

                                                                                                     $   79,574         $      664
                                                                                                     ==========         ==========









                          HILL AND CASSIDY RETAIL CORP.
                          ----------------------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                                November 30, 1996
                                -----------------




5.    Capital  Assets
                                                                               1996                                       1995
                                                        ---------------------------------------------------            ----------
                                                                           Accumulated
                                                                           Depreciation
                                                                               and                  Net                   Net
                                                            Cost           Amortization          Book Value            Book Value

      Equipment and fixtures                            $  954,624          $  275,717           $  678,907            $  503,526
      Leasehold improvements                               771,690             178,915              592,775               351,525
      Computer equipment                                   308,053             148,728              159,325                99,685
                                                        ----------          ----------           ----------            ----------

                                                        $2,034,367          $  603,360           $1,431,007            $  954,736
                                                        ==========          ==========           ==========            ==========

6.    Goodwill
                                                                                                    1996                  1995
                                                                                                 ----------            ----------

      Cost                                                                                       $  944,572            $  944,572
      Accumulated amortization                                                                      102,311                55,091
                                                                                                 ----------            ----------

      Net                                                                                        $  842,261            $  889,481
                                                                                                 ==========            ==========

7.    Bank Indebtedness

      Toronto Dominion Bank approved operating line of credit. Interest is charged on the outstanding balance at the bank's prime lending rate plus
      1% per annum. The operating line of credit is secured by a charge over all assets of the company.

8.    Due To Affiliated Company

      Amounts owing to an affiliated company are non-interest bearing and unsecured with no specific terms of repayment. The affiliated company has indicated that it will not request repayment within the next fiscal year.

                                                                                                    1996                  1995
                                                                                                 ----------            ----------

      High Noon Holdings Ltd.                                                                    $   17,626            $   22,376
                                                                                                 ==========            ==========


9.    Due to Shareholders

      Amounts owing to shareholders are non-interest bearing and unsecured. The shareholders have indicated that they will not request repayment of these amounts within the next fiscal year, hence the amounts have been classified as a non-current liability in the accompanying financial statements.









                          HILL AND CASSIDY RETAIL CORP.
                          ----------------------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                                November 30, 1996
                                -----------------



10.   Share Capital
                                                                                              1996              1995
                                                                                           ----------        ----------
      Authorized
                10,000 Class A shares,  voting, $1 par value 100 Class B shares, non-voting, redeemable, $1 par value
                 1,000  Class C shares, voting, redeemable $0.01 par value

      Issued
                   100  Class A shares                                                     $      100        $      100
                   100  Class B shares                                                            100               100
                                                                                           ----------        ----------

                                                                                           $      200        $      200
                                                                                           ==========        ==========

11.   Commitments

      The company rents various buildings from an affiliated company on a monthly basis. Monthly rental costs excluding tenant operating costs are $132,190.

      The company leases buildings from affiliated entities under three long-term leases, expiring at various dates in 2000. The combined annual rent excluding tenant operating costs over the next four years is as follows:

                                 1997                 $  201,523
                                 1998                    201,523
                                 1999                    201,523
                                 2000                    139,673


      The company leases equipment expiring on various dates within the next four years. Future minimum payments under operating leases relating to equipment are as follows:

                                 1997                 $    8,234
                                 1998                      4,912
                                 1999                      4,237
                                 2000                      4,237

12.   Contingent Liabilities

      The company has guaranteed loans made to affiliated entities. As at November 30, 1996 these loans amounted to $946,238 (1995 - $629,141).

13.   Related Party Transactions

      The company sold to affiliated companies $26,522 (1995 - $42,479) in supplies and inventory and charged $150,171 (1995 - $7,701) in management fees.

      Building lease payments and operating costs paid to affiliated companies during the year totalled $1,298,697 (1995 - $936,939).






                                                                      Schedule 1

                          HILL AND CASSIDY RETAIL CORP.
                          ----------------------------

                         SCHEDULE OF OTHER INCOME (LOSS)
                         -------------------------------

                      For the year ended November 30, 1996
                      ------------------------------------




                                                                     1996               1995
                                                                  ----------         ---------
OTHER INCOME (LOSS)
      Gain on sale of long-term investments                       $     -           $   24,974
      Write-down of amounts due from affiliated companies            (81,500)         (189,466)
      Loss on sale of capital assets                                    (696)          (91,360)
      Write-down of franchise fees                                      -              (30,337)
      Write-down of capital assets                                      -              (17,188)
      Amortization of goodwill                                       (47,220)          (47,220)
      Capital taxes                                                   (2,134)           (8,068)
      Management bonus                                                  -             (888,703)
      Management fees                                                114,790              -
                                                                  ----------         ---------

OTHER LOSS                                                        $  (16,760)      $(1,247,368)
                                                                  ==========       ===========









                         PRO FORMA FINANCIAL INFORMATION

                     PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                          YEAR ENDED APRIL 30, 1996 AND
                       NINE MONTHS ENDED JANUARY 31, 1997

                                  INTRODUCTION

In April 1997, the Company acquired certain assets of Hill and Cassidy Retail Corp. d.b.a. Superior Video, a twenty-seven store video retail chain in Canada for approximately $9,000,000 in cash and the issuance of 50,000 shares of Class A Common Stock. The purchase method of accounting has been used to account for the acquisition.

The unaudited pro forma financial statements reflect the following: (i) the combination of the financial statements of the acquisitions; (ii) an adjustment to allocate the purchase price based upon the estimated fair value of the assets acquired and the obligations assumed; (iii) a provision for income taxes as if the combined operations had been taxed as a C corporation for all the periods presented (statement of income only).

The unaudited combined pro forma balance sheet shows the effect of Hill and Cassidy Retail Corp. acquisition as of January 31, 1997 and were prepared as if the transaction had occurred as of such period end.

The unaudited pro forma combined statements of income for the year ended April 30, 1996 and the nine months ended January 31, 1997 give effect to (i) the acquisition of Hill and Cassidy Retail Corp. and (ii) video stores acquired from unrelated sellers during the year ended April 30, 1996 and the nine months ended January 31, 1997 (see Registrant's Registration No. 333-7929 on Form S-3 dated September 27, 1996 and Form 8-K/A dated March 6, 1997), treated as purchases for accounting purposes and were prepared as if the transactions had occurred as of the beginning of the respective periods.

The historical statements of income for acquisitions are presented for the year ended April 30, 1996 and the nine months ended January 31, 1997.

In the opinion of the Company's management, all adjustments necessary to present fairly such pro forma financial statements have been made based on the terms and structure of the transaction. The Company anticipates, however, that changes in the composition of the assets acquired as of January 31, 1997 will not be materially different as of the date of the transaction. Therefore, the Company believes any related change in adjustments will not be material to the pro forma financial statements.

The unaudited pro forma financial statements are not necessarily indicative of the actual results had the acquisitions occurred at the beginning of the fiscal year ended April 30, 1996 and at the beginning of the nine months ended January 31, 1997 nor do they purport to indicate the results of future operations of the Company.

The unaudited pro forma financial statements should be read in connection with the audited historical financial statements and notes thereto of Video Update, Inc. and Hill and Cassidy Retail Corp. for the year ended April 30, 1996 and November 30, 1996, respectively.







                PRO FORMA COMBINED BALANCE SHEET (Unaudited)(a)
                                 (in thousands)

                                                                   Historical
                                                       ------------------------------------
                                                        Video Update,     Hill and Cassidy
                                                            Inc.            Retail Corp.
                                                       ----------------   -----------------
                                                         January 31,        January 31,          Pro Forma
ASSETS                                                      1997                1997            Adjustments           Pro Forma
                                                       ----------------   -----------------   ----------------     ----------------
Cash                                                 $          4,508    $            144   $       (134)(b)      $         4,517
Accounts receivable - net                                       1,842                  40            (40)(b)                1,842
Notes receivable                                                1,326                   -              -                    1,326
Inventory                                                       3,799                 518           (194)(b)                4,123
Videocassette rental inventory - net                           40,760               2,334              3 (c)               43,097
Property and equipment - net                                   27,386               1,077            (83)(c)               28,380
Prepaid expenses                                                1,004                  13            (13)(b)                1,004
Excess of estimated costs of acquisition over the                                                     -
  estimated fair values of assets to be acquired               29,941                 606         (5,189)(c)               35,736
Other assets                                                    1,014                 440           (440)(b)                1,014
                                                       ----------------   -----------------   ----------------     ----------------


      Total Assets                                   $        111,580    $          5,172    $         4,288      $       121,040
                                                       ================   =================   ================     ================


LIABILITIES AND STOCKHOLDERS' EQUITY

Note payable                                         $            618    $            204    $     8,795 (b)(d)   $         9,618
Accounts payable                                               11,324               1,153         (1,153)(b)               11,324
Deferred income taxes                                           1,505                 420           (420)(b)                1,505
Accrued expenses                                                1,958                  18            193 (c)                2,169
Accrued compensation                                            2,527                   -              -                    2,527
Income taxes payable                                            1,297                   -              -                   1,297
Accrued rent expense                                              264                   -              -                      264
Other liabilities                                               1,586                  40            (40)(b)                1,586

Stockholders' Equity
      Preferred Stock                                               -                   -              -                       -
      Common Stock                                                201                   -              0 (c)(e)               201
      Additional paid-in capital                               86,364                   -            250 (c)(e)            86,614
      Retained earnings                                         5,498               3,337         (3,337)(b)(c)             5,498
      Foreign currency translation                                118                   -                  -                  118
                                                       ----------------   -----------------   ----------------     ----------------
         Total stockholders' equity                            92,181               3,337             (3,088)              92,313
         Notes receivable from officers for
             the exercise of options                           (1,680)                                                     (1,680)
                                                       ----------------   -----------------   ----------------     ----------------

      Total Liabilities and Stockholders' Equity     $        111,580    $          5,172    $         4,288      $       121,040
                                                       ================   =================   ================     ================


      The  accompanying  notes are an  integral  part of the pro forma  combined balance sheet (unaudited).









             NOTES TO PRO FORMA COMBINED BALANCE SHEET (Unaudited)


(a) See the introductory paragraphs under "Pro Forma Combined Financial Statements."

(b) To adjust for assets not acquired and liabilities not assumed of the seller.

(c) To allocate the estimated purchase price based on the estimated fair value of the assets acquired accrue acquisition costs and the elimination of the sellers stockholders equity.

(d) To record additional debt related to the acquisition of certain assets of Hill and Cassidy Retail Corp.

(e) The adjustment to common stock and additional paid-in capital for 50,000 Class A Common Stock issued in connection with the acquisition of certain assets of Hill and Cassidy Retail Corp.






              PRO FORMA COMBINED STATEMENT OF INCOME (Unaudited)(a)
                    (In thousands, except per share amounts)

                                                               Historical
                                                  ------------------------------------
                                                   Video Update,         Combined
                                                       Inc.           Acquisitions(b)
                                                            Fiscal Year Ended
                                                  ------------------------------------
                                                      April 30,          April 30,           Pro Forma
                                                        1996                1996            Adjustments                Pro Forma
                                                  ----------------   -----------------   ----------------          ----------------
Revenues:
      Rental revenue                            $      46,592      $       23,837      $      (283)(c)            $      70,146
      Service fees                                        491                  69                 -                         560
      Product sales                                     3,421               5,076             (276)(d)                    8,221
                                                  ----------------   -----------------   ----------------          ----------------

                                                       50,504              28,982             (559)                      78,927

Costs and expenses:
      Store operating expenses                         39,685              17,861              375 (e)                   57,921
      Selling, general and administrative               5,362               4,018           (3,419)(f)                    5,961
      Cost of Sales                                     1,880               3,449             (115)(g)                    5,214
      Amortization of  intangible                       1,072                  56              881 (h)                    2,009
                                                  ----------------   -----------------   ----------------          ----------------
                                                       47,999              25,384           (2,278)                      71,105
                                                  ----------------   -----------------   ----------------          ----------------

Operating income                                        2,505               3,598            1,719                        7,822

Interest (expense)                                       (232)               (183)             (26)(i)                   (1,041)
Other income                                              548                (196)             259 (j)                      611
                                                  ----------------   -----------------   ----------------          ----------------
                                                          316                (379)            (367)                        (430)
                                                  ----------------   -----------------   ----------------          ----------------

Income before income taxes                              2,821               3,219            1,352                        7,392

Income tax expense                                      1,193                 432              480 (k)                    3,105
                                                  ----------------   -----------------   -----------------         ----------------

Net income                                      $       1,628      $        2,787       $     (128)               $       4,287
                                                  ================   =================   ================          ================


Net income per share
      Primary                                   $        0.15                                                     $        0.31
                                                  ================                                                 ================
      Fully diluted                             $        0.14                                                     $        0.30
                                                  ================                                                 ================

Weighted average number of common and
equivalent shares outstanding
      Primary                                          10,663                                3,178 (l)                   13,841
                                                  ================                       ================          ================
      Fully diluted                                    11,229                                3,178 (l)                   14,407
                                                  ================                       ================          ================


The accompanying  notes are an integral part of the pro forma combined statement of income (unaudited).






             PRO FORMA COMBINED STATEMENT OF INCOME (Unaudited)(a)
                    (In thousands, except per share amounts)

                                                                    Historical
                                                       ------------------------------------
                                                        Video Update,         Combined
                                                            Inc.          Acquisitions (b)
                                                                 Nine Months Ended
                                                       ------------------------------------
                                                          January 31,        January 31,          Pro Forma
                                                             1997                1997            Adjustments            Pro Forma
                                                       ----------------   -----------------   ----------------      ----------------
Revenues:
      Rental revenue                                 $         59,669    $         11,381    $            -  (c)  $         71,050
      Service fees                                                419                  75                 -                    494
      Product sales                                             4,742               2,747                (56)(d)             7,433
                                                       ----------------   -----------------   ----------------      ----------------

                                                               64,830              14,203                (56)               78,977

Costs and expenses:
      Store operating expenses                                 49,329               9,036                371 (e)            58,736
      Selling, general and administrative                       6,080               1,501             (1,401)(f)             6,180
      Cost of Sales                                             2,842               1,977                  1 (g)             4,820
      Amortization of  intangible                               1,139                  25                439 (h)             1,603
                                                       ----------------   -----------------   ----------------      ----------------

                                                               59,390              12,539               (590)               71,339
                                                       ----------------   -----------------   ----------------      ----------------

Operating income                                                5,440               1,664                534                 7,638

Interest (expense)                                               (349)                (67)               507 (i)              (923)
Other income                                                      567                (108)               108 (j)               567
                                                       ----------------   -----------------   ----------------      ----------------
                                                                  218                (175)              (399)                 (356)
                                                       ----------------   -----------------   ----------------      ----------------

Income from continuing operations
      before income taxes                                       5,658               1,489                135                 7,282

Income tax expense                                              2,346                 394                324 (k)             3,064
                                                       ----------------   -----------------   ----------------      ----------------

Net income from continuing operations                $          3,312    $          1,095    $          (189)                4,218
                                                       ================   =================   ================      ================


Net income per share
      Primary                                        $           0.22                                              $          0.25
                                                       ================                                             ================
      Fully diluted                                  $           0.22                                              $          0.25
                                                       ================                                             ================

Weighted average number of common and
equivalent shares outstanding
      Primary                                                  15,278                                  1,835 (l)            17,113
                                                       ================                       ================      ================
      Fully diluted                                            15,290                                  1,835 (l)            17,125
                                                       ================                       ================      ================



The accompanying  notes are an integral part of the pro forma combined statement of income (unaudited).






           NOTES TO PRO FORMA COMBINED STATEMENT OF INCOME (Unaudited)
                                 (in thousands)

(a) See the introductory paragraphs under "Pro Forma Combined Financial Statements."

(b) The combined acquisitions include the operations of (i) Hill and Cassidy Retail Corp. of Canada (representing 27 video stores) which closed on April 1, 1997 and (ii) 169 video stores acquired from unrelated sellers during the year ended April 30, 1996 and the nine months ended January 31, 1997 (See Registrant's Registration No. 333-7929 on Form S-3 dated September 27, 1996 and Form 8-K/A dated March 6, 1997 ), treated as purchases for accounting purposes and assuming all such transactions consummated on May 1, 1995.


                                                                                                                         Nine
                                                                                                   1996                 Months
                                                                                                Fiscal Year              Ended
                                                                                                 Pro Forma             Pro Forma
                                                                                              ----------------      ----------------
(c)   Adjustment to rental revenue is for the following:

      To record a decrease in rental revenue for the planned store closings of Wilderness   $           (225)      $            -

      To record a decrease in revenue related to the sale o videos to brokers
      after its initial rental period.                                                                   (58)                   -
                                                                                             ----------------       ----------------
                                                                                            $           (283)      $            -
                                                                                              ================      ================

(d)   Adjustment to product sales is for the following:

      To record decrease in product revenue for the Wilderness store closings               $            (32)      $            -

      To eliminate Music sales                                                                          (115)                 (56)

      To record decrease in sales of new release to customers                                            (50)                   -

      To decrease product sales related to the sale of videos to brokers after the initial
      rental period.                                                                                     (79)                   -
                                                                                             ----------------       ----------------
                                                                                            $           (276)      $          (56)
                                                                                              ================      ================

(e)   Adjustments to store operating expenses consist of the following:

      To record  decrease in  depreciation  expense related to the allocation of the  purchase  price of the assets to the fair market  values of leasehold
      improvements, furniture and computer equipment acquired                               $              4       $            -

      To record decrease in amortization expense related to the allocation of
      the purchase price to the fair market value of videocassette rental inventory acquired            (313)                   -

      To record increase in amortization expense for the write up of rental inventory
      to fair market value                                                                                91                    -

      To record decrease in operating expenses for the Wilderness store closings                        (254)                   -

      To record decrease in advertising expense due to incremental savings from Acquired
      stores located in the Company's existing market, and co-op funding                                (194)                 (78)

      To reclassify cost of sales recorded as store operating expenses (see Note (g)  below)            (150)                 (48)

      To adjust amortization expense to comply with the Company's amortization policy                    490                   18

      To account for expenses related to regional management                                             130                    -

      To record rent expense related to locations owned by seller but not purchased by Video Update
      Video Update entered into lease agreements for the locations with sellers                           97                   45

      To reclassify selling, general, and administrative expenses recorded as store
      operating expenses (see note (f) below).                                                           474                  434
                                                                                             ----------------       ----------------
                                                                                            $            375       $          371
                                                                                              ================      ================












           NOTES TO PRO FORMA COMBINED STATEMENT OF INCOME (Unaudited)
                                 (in thousands)
                                                                                                                         Nine
                                                                                                Fiscal Year             Months
                                                                                                   1996                  Ended
                                                                                                 Pro Forma             Pro Forma
                                                                                              ----------------      ----------------

(f)   Adjustments to selling, general and administrative expenses:

      To reduce corporate overhead as a result of consolidating operations                  $         (2,945)       $         (967)

      To reclassify selling, general, and administrative expenses recorded as store
      operating expenses (see note (e) above).                                                          (474)                 (434)
                                                                                             ----------------       ----------------
                                                                                            $         (3,419)       $       (1,401)
                                                                                              ================      ================

(g)   Adjustments to cost of sales consist of the following:

      To record decrease in cost of product sales for Wilderness store closings             $            (25)       $           -

      To eliminate Cost of sales related to music sales                                                 (103)                  (47)

      To reclassify cost of sales recorded as store operating expenses (see note e above)                150                    48

      To eliminate cost of sales related to reducing sales of new releases to brokers
      and customers.                                                                                    (137)                   -
                                                                                             ----------------       ----------------
                                                                                            $           (115)       $            1
                                                                                              ================      ================

(h)   Adjustments to amortization of intangible assets:

      To record amortization related to a two year and four year non-compete                $              5        $           -

      To record  goodwill  amortization  resulting  from the  allocation  of the purchase  price and the related  acquisition  costs based on the estimated
      fair values of assets acquired (i.e., goodwill)  over 20 years on a straight line basis.           876                   439
                                                                                             ----------------       ----------------
                                                                                            $            881        $          439
                                                                                              ================      ================

(i)   Adjustments to interest expense consist of the following:

      To record additional interest expense related to acquisition debt                     $           (764)       $         (574)

      To record interest expense on 60 day note at 8% related to Video Powerstores                        (4)                   -

      To record change in interest expense on acquisition debt at 9.5% related to Wilderness              25                    -

      To eliminate  interest expense for decrease in debt.                                               117                    67
                                                                                             ----------------       ----------------
                                                                                            $           (626)       $         (507)
                                                                                              ================      ================

(j)   Adjustments to other income (expense) consist of the following:

      To eliminate other income (expense) that Video Update will not realize.               $            259        $          108
                                                                                              ----------------      ----------------

                                                                                            $            259        $          108
                                                                                              ================      ================







           NOTES TO PRO FORMA COMBINED STATEMENT OF INCOME (Unaudited)
                                 (in thousands)



                                                                                                                         Nine
                                                                                                Fiscal Year             Months
                                                                                                   1996                  Ended
                                                                                                 Pro Forma             Pro Forma
                                                                                              ----------------      ----------------

(k)   Adjustments to provision for income taxes consist of the following:

      To record estimated provisions for income taxes related to operations as
      if the Company had been taxed as a C Corporation                                      $        915$                 270

      To record the income tax effect of the pro forma adjustments
      in (c) through (j) above .                                                                     565                   54
                                                                                              ----------------      ----------------
                                                                                            $      1,480          $       324
                                                                                              ================      ================

(l) Adjustments to the weighted average number of common and equivalent shares outstanding consist of the following:

      To record the shares offered in connection with the Acquisitions                               487                   75

      To show the number of shares of Class A Common Stock issued upon  exercise of the Class A Warrants called for redemption in September  1995,  related
      to the cash portion of the Acquisition.                                                        532                    -

      To show the number of shares of Class A Common Stock from issued in the
      Stock Offering in September 1996, related to the cash portion of the Acquisition.            2,159                1,760
                                                                                              ----------------      ----------------
                                                                                                   3,178                1,835
                                                                                              ================      ================